DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated October 1, 2007

to the

Prospectus dated May 1, 2007

REMOVAL OF FIXED ACCOUNT LIMITATIONS

Effective immediately, we are withdrawing our Fixed Account Limitations Supplement dated May 1, 2007.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage® Variable Annuity dated May 1, 2007